UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): Dec. 28, 2010 (Dec. 23, 2010)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement

Evans Shoal Agreement

As previously announced, on March 25, 2010, Magellan Petroleum Australia Limited (“MPAL”), the wholly-owned Australian subsidiary of Magellan Petroleum Corporation (the “Company”) entered into an Assets Sale Deed (the “Evans Shoal Agreement”), dated March 25, 2010, with Santos Offshore Pty Ltd. (“Santos” or the “Seller”). Under the Evans Shoal Agreement, MPAL agreed to purchase, and the Seller agreed to sell, all of the Seller’s interests in the undeveloped Evans Shoal gas field, which consist of: (i) a 40% participating interest in the Evans Shoal Joint Operating Agreement and (ii) a 40% legal and beneficial ownership interest in the Evans Shoal Title (as defined in the Evans Shoal Agreement) ((i) and (ii) together, the “Assets”). Under the Agreement, the total purchase price for the purchase and sale of the Assets is Aus. $100 million, which may be subject to adjustment, plus an additional Aus. $100 million in post-closing contingent payments, as more fully described in the Company’s Form 8-K previously filed on March 26, 2010. The above summary of the Evans Shoal Agreement is qualified in its entirety by reference to the full text of the Evans Shoal Agreement, dated as of March 25, 2010, a copy of which the Company has previously filed as Exhibit 10.1 to its quarterly report on Form 10-Q previously filed on May 14, 2010.

Extension of Closing Date

The Evans Shoal Agreement provides that the date for “Completion” (as defined in the Evans Shoal Agreement) of the purchase and sale of the Assets was expected to be approximately nine (9) months following execution and delivery of the Evans Shoal Agreement, or December 25, 2010.

On December 23, 2010, MPAL and Santos agreed to extend the date for closing of the purchase and sale of the Assets until January 31, 2011, in order to allow time for the parties to obtain the requisite transaction approvals.

A copy of the Letter Deed, dated December 23, 2010 is filed herewith as Exhibit 10.1 and is hereby incorporated herein by reference.

Company Press Release

On December 24, 2010, the Company issued a press release announcing the receipt of a commitment letter from Young Energy Prize s.a., its largest shareholder and the agreement of MPAL and Santos to extend the closing date for the Evans Shoal Agreement. A copy of the Company’s December 24, 2010 press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter Deed, dated December 23, 2010

99.1	Company press release, dated December 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/S/ WILLIAM H. HASTINGS
Name:	William H. Hastings
Title:	President and Chief Executive Officer

Dated: December 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Deed, dated December 23, 2010

99.1	Company press release, dated December 24, 2010.